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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): FEBRUARY 26, 2001


                                NIKU CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               000-28797                                       77-0473454
         ---------------------                          ------------------------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)

305 Main Street, Redwood City, California                        94063
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 (Address of principal executive offices)                      (Zip Code)


                                 (650) 298-4600
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              (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report)

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ITEM 5: OTHER EVENTS

     Attached hereto as exhibit 99.01 and incorporated by reference herein is financial information for Niku Corporation for the fourth quarter and the fiscal year ended January 27, 2001. Such information was previously presented in a press release issued by Niku on February 26, 2001.

     On February 26, 2001, we announced that Mark Nelson, our Chief Financial Officer, will be leaving Niku. We are currently conducting a search for his replacement.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

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
          99.01 Financial information for Niku Corporation for the fourth quarter and the fiscal year ended January 27, 2001.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NIKU CORPORATION


Date: February 28, 2001                 By: /s/ Mark Nelson
                                           -------------------------------------
                                           Mark Nelson
                                           Chief Financial Officer


                                      -2-

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                                  EXHIBIT INDEX

EXHIBIT 99.01 Financial information for Niku Corporation for the fourth quarter and the fiscal year ended January 27, 2001.


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